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                            Verizon Northwest Inc.

                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated June 30, 2000, on the consolidated financial statements and supporting schedule of Verizon Northwest Inc. for the year ended December 31, 1999 included in this Form 10-K, into the Registration Statement previously filed on Form S-3 (File No. 333-63655).


/s/Arthur Andersen LLP

Dallas, Texas
March 20, 2002